MANAGEMENT AGREEMENT
                              --------------------


     THIS MANAGEMENT AGREEMENT (the "Agreement") is made and entered into as of October 14, 2002 by and between Salinas Holdings, Inc., a corporation formed under the laws of the Commonwealth of Puerto Rico (the "Company"), and Margo Nursery Farms, Inc., a corporation formed under the laws of the Commonwealth of Puerto Rico (the "Manager").

                                    RECITALS

     WHEREAS, the Manager is an investor in the Company, a newly formed Puerto Rico corporation established to fund and operate an agricultural business in Salinas, Puerto Rico;

     WHEREAS, the Manager possesses substantial expertise in the agricultural industry in Puerto Rico and is willing to manage the Company, upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

     1. Engagement of Manager. The Company hereby appoints Manager and Manager hereby accepts the appointment, subject to the terms of this Agreement, to manage the Company, and to implement the Company's internal and strategic policies and procedures ("Management Services").

     2. Availability. During the term of this Agreement, the Manager shall be available for consultation and advice as needed by the Company in connection with the Management Services contemplated by this Agreement.

     3. Management Services.

     3.1. Management Services. The Manager will at its own expense in exchange for the fee set forth in Section 4.1 (i) combine its experience, know-how, synergies and resources in the development, preparation and implementation of the Company's business policies and organization relating to human resources, administration, operations, financing, marketing and commercialization, strategic planning, and business development in the Company's agricultural business, and (ii) perform all management and administrative services related to the day to day operations of the Company, including all marketing and sales efforts of the Company's products. The Management Services shall be limited to the following:

               (a) consultation in establishing and developing the Company's strategic business policies and objectives;
               (b) planting, harvesting and selling the Company's agricultural products;
               (c)  negotiation and purchasing of equipment from vendors;
               (d) commercial consultation regarding new services, new products, strategies and commercial procedures;
               (e) financial consultation identifying sources of financing and treasury management;
               (f) administration of human resources matters, including recruiting of the Company's employees;
               (g) administration of all recordkeeping, bookkeeping, accounting payroll and tax matters on behalf of the Company;





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                                      -3-


               (h) sales, purchases, receipt and disbursement of funds on behalf of the Company;
               (i) marketing, merchandising and selling the products of the Company;
               (j)  administration of legal matters; and
               (k)  administration of public relations matters.

     3.2. Annual Strategic Business Plan and Budget. On an annual basis, the Manager will present a strategic business plan and budget (each, an "Annual Strategic Business Plan and Budget") to the Board of the Company for review and approval, substantially in the form of Exhibit A hereto. After the Board approves each Annual Strategic Business Plan and Budget, the Manager shall, subject to the By-Laws of the Company, cause the Company to be managed and its business to be conducted during the ensuing year in accordance with the goals and conditions set forth in each Annual Strategic Business Plan and Budget, as it may be modified by the Board.

     3.3.  Personnel  Remuneration.  The Company shall be solely responsible for
(i) employing all personnel required for the production phase of the agricultural operations of the Company and having available funds for the prompt payment of all salaries, wages, benefits, expenses and any other compensation or remuneration of such employees (which shall be selected by the Manager), and
(ii) for the investments established in the Annual Strategic Business Plan and Budget. Such employees shall never be deemed employees of the Manager. The Manager shall be solely responsible for employing all personnel required for the provision of the Management Services as described in Section 3.1, including sales and marketing personnel, and for paying for all such personnel (except for Luis Torres, as set forth in Section 4.1).


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                                      -4-


     3.4. General Authority. In connection with the performance of the Management Services, the Manager is empowered to take appropriate actions and to give directives and instructions, as Manager deems necessary or advisable, so long as the foregoing are not in violation with applicable law and not inconsistent with the corporate governance documents of the Company. The Manager shall have authority, discretion and control in all matters relating to performance of the Management Services in accordance with this Section 3, including the Annual Strategic Business Plan and Budget. Unless required by applicable law, this Agreement or a specific directive of the Board of the Company, the Manager will not require the prior approval of the Board of the Company to perform its duties under this Agreement. To facilitate the performance of the Manager's responsibilities hereunder, the Company shall cause its personnel (i) to cooperate fully with the Manager; (ii) to comply with the Manager's policies and procedures; (iii) to provide all information requested by the Manager; and (iv) to allow the Manager full and complete access to the Company's books and records. The Company also agrees to maintain such insurance policies as the Manager may reasonably recommend.


     4. Remuneration for the Management of the Company.

          4.1. Compensation.



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                                       -5-


     (a) Management Fee. In consideration for rendering the Management Services, the Company shall pay to the Manager (i) a monthly fee of Two Thousand Dollars ($2,000) to cover its general administrative expenses, (ii) on a monthly basis, the amount necessary to reimburse the Manager for that proportion of Luis
Torres' compensation and related payroll expenses, including, without limitation, any contribution made by the Manager to Luis Torres' 401k type plan or other fringe benefits, that is equivalent to the working time that he devoted to the affairs of the Company during the previous calendar month, and (iii) a commission of seventeen percent (17%) of gross collected revenues from the sale of agricultural products other than grass for which the commission shall be fifteen percent (15%) of gross collected revenues payable monthly. Shipping or delivery charges billed to clients (even if at a profit) shall not be subject to the commissions set forth in Section 4.1(a)(iii) above. Notwithstanding the foregoing, on sales to persons related to any of the stockholders of the Company, the Manager shall be entitled to a reduced commission equivalent to eighty percent (80%) of the above described commission percentages. For purposes of this Section 4.1(a) only, "persons related to any of the stockholders" shall mean any natural person which is a first degree blood relative of any of the stockholders of the Company, or any legal person of which such blood relative or any of the stockholders of the Company owns, individually or jointly with another stockholder of the Company, directly or indirectly, twenty-five percent (25%) or more of its outstanding equity interests.

     (b) Payment. The Management Fee shall be paid by the Company to the Manager in readily available United States Dollars, to the bank account that the Manager shall designate from time to time. The payment of each monthly installment of the Management Fee shall be made within thirty (30) calendar days after the last day of each month.


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                                      -6-


     4.2 Reimbursement of Expenses; Independent Contractor. All obligations or expenses incurred by the Manager for the account of, on behalf of, and at the expense of the Company shall be paid out of the revenues and other funds of the Company. The Manager shall not require the approval of the Board of the Company to incur obligations or expenses on behalf of the Company unless such obligations or expenses exceed by more than 10% the projected obligations and expenses for any given line item in the Annual Strategic Business Plan and Budget. The Manager shall not be reimbursed for expenses related to the provision of the Management Services (such as, but not limited to, office rental, overhead and sales and administration expenses) but is entitled to incur necessary expenses on behalf of the Company (such as, but not limited to, the hiring of consultants and other independent contractors). It is understood that the Company will not pay for shipping expenses. All deliveries shall be FOB the Company's facilities or charged to customers separately from the amount charged for the products, unless otherwise agreed by the parties. The Manager will not be obligated to make any advance to or for the account of the Company or to pay any sums or expenses of the Company, except out of funds held in accounts maintained by the Company, nor will the Manager be obligated to incur any liability or obligation for the account of the Company without assurance that the necessary funds for the discharge of the liability or obligation will be provided. The Manager will be an independent contractor, and nothing contained in this Agreement will be deemed or construed (a) to create a partnership or




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                                      -7-


joint venture between the Company and the Manager, (b) to cause the Manager to be responsible in any way for the debts, liabilities or obligations of the Company, any of its subsidiaries or any other party, or (c) to constitute the Manager or any of its employees as employees, officers, or agents of the Company or any of its subsidiaries. These provisions are separate from and unrelated to those obligations of Manager, or any of its affiliates or related persons, in their capacity as stockholders of the Company.



     5. Term. The initial term (the "Initial Term") of this Agreement shall be for a five (5) year period commencing as of the date of this Agreement. Thereafter, this Agreement shall be automatically renewed for successive terms of five (5) years (each, an "Additional Term") unless terminated in accordance with Section 7(ii). The word "term," as used with reference to the duration of this Agreement, shall include both the Initial Term and any Additional Term. Upon commencement of any Additional Term, the monthly fee described in Section 4.1(a)(i) will be adjusted as agreed at that time among the parties to the Agreement; provided, that if no such agreement is reached the adjustment shall be equal to the increase in the federal Consumer Price Index since the year of commencement of the prior term of this Agreement.

     6. Confidentiality.

     (a) The Company and the Manager agree that the matters covered by this Agreement, including the nature and value of the Management Services and the Payments hereunder are strictly confidential and shall not be disclosed to third parties (other than auditors, attorneys and consultants (who shall be bound by the confidentiality provisions of this Agreement) or as required by law or deemed advisable by counsel to either party, including applicable federal and state securities laws) unless required by judicial decree.

     (b) The Company agrees that it (i) shall not disclose Confidential Information (as defined below) to any person (other than its directors, officers and employees), except to the extent required by law, including applicable federal and state securities laws, and (ii) shall take all reasonable precautions to prevent inadvertent disclosure or use of such Confidential Information by any of its directors, officers or employees.

     For purposes of this Section 6(b), the term "Confidential Information" means information provided by the Manager to the Company under this Agreement that the Manager notifies the Company is proprietary or confidential.


     (c) In the event of receipt of a request by any governmental authority to disclose Confidential Information or information contained in this Agreement, the party directly or indirectly in receipt of such request shall immediately notify the other party in writing.

     7. Termination. This Agreement may be terminated (i) by either party, in the event of bankruptcy, insolvency or dissolution of the other party; (ii) by any party by written notice given to the other party no less than six (6) months prior to the expiration date of the then current term; (iii) by the Manager, in the event that the Company fails to make any Payment due for a period of sixty
(60) days; and (iv) subject to the provisions of Section 11.13 of this Agreement, by the non-breaching party, in the event of a material breach (other than as set forth in (iii) above) by the other party of any provision of this Agreement after 60 days written notice of the alleged breach and failure to cure by the breaching party.





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                                      -9-



     8. Other Activities of Manager and Stockholders of the Company; Investment Opportunities. The Company acknowledges and agrees that the Manager will not devote the Manager's (or any employee, officer, director, affiliate or associate of the Manager) full time and business efforts to the duties of the Manager specified in this Agreement, but only so much of such time and efforts as the Manager reasonably deems necessary.


     The Manager and the Company further agree and represent that neither of them, or any of their affiliates will become engaged in the business of growing sod, trees and palms within Puerto Rico, except as set forth in this Agreement; provided, however, that Manager and its affiliates may engage in the business of growing trees and palms anywhere in Puerto Rico and sell such trees and palms so long as the aggregate land under cultivation for this purpose does not exceed 50 "cuerdas." The provisions of this Section 8 shall terminate and have no force and effect upon the termination of (i) this Agreement, (ii) that certain Lease Agreement between the Company and Criadores de Salinas, S.E. dated the date hereof (the "Lease Agreement") or (iii) that certain Stockholders' Agreement between the Company, the Manager, Alberto Rubi and Mark Greene dated the date hereof. To the extent not previously terminated, the provisions of this Section 8 will terminate on the date that precedes the Final Termination Date of the Lease Agreement by three years if on or prior to said date the landlord has not agreed to extend the expiring term of the Lease Agreement for a period of not less than five years. For purposes of the preceding sentence, the Final Termination Date of the Lease Agreement shall mean the last day of the final term of the Lease Agreement (including any renewal options contemplated therein) or any renewal or extension of such final term that may have been agreed upon the parties.



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                                      -10-



     9. Standard of Care. The Manager (including any person or entity acting for or on behalf of the Manager) will not be liable for any losses or other liabilities sustained by the Company caused by the Manager's mistakes of fact, errors of judgment or acts or omissions of any kind, unless caused by the negligence or willful misconduct of the Manager.

     10. Indemnification.

     (a) The Manager will indemnify and hold harmless the Company and its present and future officers and directors ("Company Indemnified Parties") to the fullest extent permitted by law for any losses incurred by the Company Indemnified Parties as a result of any negligent actions taken by Manager or any of its employees in connection with Manager's obligations hereunder. The Manager will reimburse the Company Indemnified Parties on a monthly basis for any cost of defending any action or investigation (including reasonable attorneys' fees and expenses) subject to an undertaking from any such Indemnified Party to repay the Manager if such party is ultimately and finally determined not to be entitled to indemnity.

     (b) The  Company  will  indemnify  and hold  harmless  the  Manager and its present and future officers, employees, agents and directors ("Manager Indemnified Parties") to the fullest extent permitted by law for any losses (including attorneys' fees and expenses) resulting from carrying out its obligation hereunder, except for any losses resulting from any willful or negligent actions taken by the Manager. The Company agrees to advance expenses of defending any action or investigation on a monthly basis in the same manner as provided in subsection (a) above.

     11. General Provisions.

     11.1. Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement shall bear its respective expenses incurred in connection with the preparation of this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

     11.2. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):



         If to the Company:         Salinas Holdings, Inc.
         -----------------          La Colina B-10
                                    Los Filtros
                                    Guaynabo, Puerto Rico  00969
                                    Attention:  Alberto Rubi, P.E.
                                    Facsimile No.:  (787) 789-6563

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                                      -12-


         If to the Manager:         Margo Nursery Farms, Inc.
         -----------------          Call Box 1370
                                    Dorado, Puerto Rico  00646-1370
                                    Attention:  Mr. J. Fernando Rodriguez
                                    Facsimile No.:  (787) 883-3244

         with a copy to:            Adsuar Muniz Goyco & Besosa, P.S.C.
         --------------             268 Munoz Rivera Ave.
                                    Suite 1400
                                    Hato Rey, P.R.  00918
                                    Attention:  Ricardo Muniz, Esq.
                                    Facsimile No.:  (787) 756-9010

     11.3. Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.


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                                      -13-


     11.4. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law,
(a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

     11.5. Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

     11.6. Assignments. The Manager may assign any or all of its rights and delegate any or all of its responsibilities under this Agreement to any subsidiary or any affiliate of the Manager ("Transferee"). In the event of any such assignment or delegation by the Manager to a Transferee, the Manager will give the Company thirty (30) days prior notice and the Transferee must agree to assume the obligations so delegated by the Manager. The Manager or any Transferee is permitted to subcontract with third parties to provide any of the Management Services (i) if such relationship is economically efficient, and (ii) copies of all agreements reflecting the retention of such third parties are submitted to the Company prior to reimbursement for such fees.

     11.7. Successors and No Third Party Rights. This Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     11.8. Severability. If any provision of this Agreement is held invalid or unenforceable by any arbitral panel or court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     11.9. Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     11.10. Governing Law. This Agreement including matters of construction, validity and performance, will be governed by and construed in accordance with the laws of the Commonwealth of Puerto Rico without regard to conflicts of laws principles.

     11.11. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     11.12. Survival. Any provision of this Agreement which contemplates the performance or existence of obligations after the date hereof, and any and all representations and warranties set forth in this Agreement, shall not be deemed to be merged into or waived by the execution and delivery of the instruments contemplated hereby, but shall expressly survive and shall be binding upon the party or parties obligated thereby in accordance with the terms of this Agreement, subject to any limitations expressly set forth in this Agreement.

     11.13. Dispute Resolution/Arbitration.

     11.13.1 The parties agree with the principle that disputes, claims and controversies arising out of or related to this Agreement (including the performance, enforcement, breach, or termination thereof, and any remedies relating thereto) (each, a "Dispute") should be regarded as business problems to be resolved promptly through business-oriented negotiations before resorting to arbitration. The parties agree to use their best efforts and to attempt in good faith to resolve any Dispute promptly by negotiation between the executives of the parties who have authority to settle the Dispute. Either party may give the other party written notice of any Dispute not resolved in the normal course of business ("Notice of Dispute"). Within fifteen (15) days after receipt of the Notice of Dispute by the receiving party ("Date of Notice"), the receiving party shall submit to the other a written response, which shall include a statement of such party's position. Within thirty (30) days after the Date of Notice, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the Dispute. All reasonable requests for information made by one party to the other will be honored.

     11.13.2  All   negotiations   pursuant  to  this  Section  11.13  shall  be
confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.


     11.13.3 In the event the Dispute has not been resolved by negotiation within 45 days of the Date of Notice, then such Dispute shall be settled by binding arbitration according to the rules of the American Arbitration Association, before an Arbitral Panel composed of three Arbitrators. One of such Arbitrators shall be selected by a majority of the remaining members of the Board of Directors of the Company, excluding those Directors appointed by the Manager, another by the Manager and the third one by two Arbitrators selected by the Company and the Manager. The Arbitration shall be legally binding, shall take place in San Juan, Puerto Rico. The arbitral award or order ("Award") shall be given in writing, shall detail the disputed matters and the reasons upon which the Award is based. The Award of the Arbitrators shall be final and binding upon the parties and shall not be subject to appeal to any court or other authority. Judgment upon the award or order may be entered in any court of competent jurisdiction, and application may be made to any such court for enforcement thereof. Each party shall bear its own costs and expenses in connection with the Arbitration, but shall share equally in the costs and fees of the Arbitration proceedings. Each party accepts and submits to the arbitral jurisdiction referenced above and to any court of competent jurisdiction with regard to enforcement of the Award. Process in any such action or proceeding may be served on any party anywhere in the world.

     11.14. Force Majeure. In the event either party is unable to perform material obligations pursuant to this Agreement, or if any of its obligations should become impeded, restricted, or interfered with because of natural disaster, war, revolutions, civil commotion, terrorist acts, embargo, acts of Governments in the exercise of its sovereignty, labor disputes, including, without limitation, strikes, slowdowns, picket lines or boycotts, or any other circumstances which are beyond the reasonable control of the affected party, without the existence of fault or negligence by its part, such party shall remain, as long as it notifies the other party immediately, freed from its obligations, and, the other party shall remain equally freed in the same manner from the fulfillment of its obligations until such delay, restriction or interference has ceased, as long as the affected party does everything reasonably possible to comply with its obligations hereunder, considering the circumstances.

     11.15. Prevailing Party. Subject to the requirements of Section 11.13 hereof, the non-prevailing party in any legal proceedings arising out of this Agreement shall pay the reasonable legal and accounting fees, costs and expenses incurred by the prevailing party in presenting, arguing and resolving any such dispute, including the enforcement of any decision or the collection of any award.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

--------------------------------------- ----------------------------------------

The Company:                              The Manager:

SALINAS HOLDINGS, INC.                    MARGO NURSERY FARMS, INC.


By:       /s/ Mark H. Greene              By:      /s/ J. Fernando Rodriguez
     --------------------------                -----------------------------
Name:     Mark H. Greene                  Name:    J. Fernando Rodriguez
Title:    President                       Title:   President
--------------------------------------- ----------------------------------------